SUPPLEMENT TO THE PROSPECTUSES
                                       OF
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS


I. Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund and Evergreen International Growth Fund (the "Funds")

     The section of the prospectus entitled "OTHER FUND PRACTICES" for the Funds is revised to include the following:

Although not principal investment strategies, Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund and Evergreen International Growth Fund may each invest up to 10% of its assets in Real Estate Investment Trusts (REITs) or their foreign equivalents. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.

II. Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Growth Fund and Evergreen Precious Metals Fund (the "Funds")

     Effective immediately, the section of the prospectus for each Fund entitled "EXPENSES - Shareholder Fees (fees paid directly from your investment)" is replaced by the following:

------------------------------- ----------------- ---------------- ----------------- -----------------
Shareholder
Transactions Expenses               Class A           Class B          Class C           Class I
------------------------------- ----------------- ---------------- ----------------- -----------------
------------------------------- ----------------- ---------------- ----------------- -----------------
Maximum sales charge imposed         5.75%2            None             1.00%              None
on purchases (as a % of
offering price)
------------------------------- ----------------- ---------------- ----------------- -----------------
------------------------------- ----------------- ---------------- ----------------- -----------------
Maximum deferred sales charge
(as a % of either the
redemption amount or initial         None2             5.00%            1.00%              None
investment, which-ever is
lower)
------------------------------- ----------------- ---------------- ----------------- -----------------
------------------------------- ----------------- ---------------- ----------------- -----------------
Redemption Fee*                      1.00%             1.00%            1.00%             1.00%
(as a % of total redemption
amount)
------------------------------- ----------------- ---------------- ----------------- -----------------

2. Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.

*Redemption fee may apply to assets redeemed or exchanged within 90 days of the date of purchase.

     In addition, the section of the prospectus for each Fund entitled "HOW TO REDEEM SHARES" is revised to include the following:

     We offer you several convenient ways to redeem your shares in any of the Evergreen funds. The Evergreen funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the fund to offset brokerage commissions, market impact and other costs associated with short-term trading.


May 21, 2003

III. Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund and Evergreen International Equity Fund (formerly Evergreen International Growth Fund) (the "Funds")

     Effective immediately, the Funds may engage in cross-currency hedging transactions intended to allow each Fund to benefit from increases in the value of one foreign currency relative to that of another foreign currency. Therefore, the section of the prospectus entitled "OTHER FUND PRACTICES" for the Funds is revised as follows:

         "Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund and Evergreen International Equity Fund may each engage in hedging and cross-hedging with respect to foreign currencies in both U.S. dollars and foreign currencies to protect themselves against a possible decline in the value of another foreign currency in which certain of the Funds' investments are denominated. Under normal conditions, this strategy is not expected to represent more than 5-10% of any individual fund. However, each Fund may invest up to 25% of its assets in cross-currency hedging."

IV.      Evergreen International Bond Fund (the "Fund")

     Effective immediately, the Annual Fund Operating Expenses and the Example of Fund Expense tables under the section entitled "EXPENSES" for Class I and Class IS in each of the Fund's respective prospectuses are replaced with the following:

         Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                      Class I (a)    Class IS
         Management Fees                                 0.52%        0.52%
         12b-1 Fees                                      0.00%        0.25%
         Other Expenses                                  0.37%        0.37%
         Total Fund Operating Expenses                   0.89%        1.14%

         (a) Restated to reflect current fees.


         Example of Fund Expenses

                           Assuming Redemption At End of Period
                           ------------------------------------
         After                Class I               Class IS
         1 year                 $91                   $116
         3 years                $284                  $362
         5 years                $493                  $628
         10 years              $1,096                $1,386




July 31, 2003                                                      567091 (7/03)